Exhibit 10.4

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain information contained in this document, marked by brackets as [**], has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publically disclosed.

The representations and warranties contained in this agreement were made for the purposes of allocating contractual risk between the parties and not as a means of establishing facts and are qualified by information in disclosure schedules that the parties exchanged in connection with the signing of this agreement. Moreover, the representations and warranties were made only as of the date of execution of this agreement and information concerning the subject matter of the representations and warranties may change after the date of this agreement. Only parties to this agreement have a right to enforce the agreement. Accordingly, third parties, including current securityholders and prospective investors, should not rely on the representations and warranties in this agreement.

SECURITY AND PLEDGE AGREEMENT

THIS SECURITY AND PLEDGE AGREEMENT (this “Agreement”) is entered into as of February 19, 2021 among AEROVIRONMENT, INC., a Delaware corporation (the “Borrower”), the other parties identified as “Obligors” on the signature pages hereto, and such other parties that may become Obligors after the date hereof (together with the Borrower, individually an “Obligor”, and collectively the “Obligors”), and BANK OF AMERICA, N.A., as the Administrative Agent for the Secured Parties.

RECITALS

WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the Guarantors party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as the Administrative Agent, the Swingline Lender, and an L/C Issuer, and the other L/C Issuers party thereto, the Lenders have agreed to make Loans and the L/C Issuers have agreed to issue Letters of Credit, in each case, upon the terms and subject to the conditions set forth therein; and

WHEREAS, this Agreement is required by the terms of the Credit Agreement.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Definitions.

(a)         Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

(b)         The following terms shall have the meanings set forth in the UCC:  Accession, Account, Adverse Claim, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Financial Asset, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Company Security, Investment Property, Letter-of-Credit Right, Manufactured Home, Money, Payment Intangible, Proceeds, Securities Account, Securities Entitlement, Securities Intermediary, Security, Software, Supporting Obligation, and Tangible Chattel Paper.

(c)         As used herein, the following terms shall have the meanings set forth below:

“Collateral” has the meaning provided in Section 2.

“Copyright License” means any agreement, whether written or oral, providing for the grant by or to an Obligor of any right under any Copyright.

“Copyrights” means (i) all copyrights registered in the United States in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, or any state thereof or political subdivision thereof, and (ii) all renewals thereof.

“Patent License” means any agreement, whether written or oral, providing for the grant by or to an Obligor of any right under any Patent, including any right to manufacture, use or sell any invention covered by a Patent.

“Patents” means (i) all letters patent of the United States, or any state thereof or political subdivision thereof, and all reissues and extensions thereof, and (ii) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof.

“Pledged Equity” means, with respect to each Obligor, (i) one hundred percent (100%) of the issued and outstanding Equity Interests directly owned by such Obligor in each of its Domestic Subsidiaries, and (ii) sixty-five percent (65%) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and one hundred percent (100%) of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)), in each case, directly owned by such Obligor in each of its Foreign Subsidiaries, including the Equity Interests of the Subsidiaries owned by such Obligor as set forth on Schedule 1(b), in each case together with the certificates (or other agreements or instruments), if any, representing such Equity Interests, and all options and other rights, contractual or otherwise, with respect thereto, including the following:

(A)        all shares, securities, membership interests and other Equity Interests or other property representing a dividend or distribution on or in respect or any of the Pledged Equity, or representing a distribution or return of capital upon or in respect of the Pledged Equity, or resulting from a stock split, revision, reclassification or other exchange therefor, and any other dividends, distributions, subscriptions, warrants, cash, securities, instruments, rights, options or other property issued to or received or receivable by the holder of, or otherwise in respect of, the Pledged Equity; and

(B)        in the event of any consolidation or merger involving the issuer thereof and in which such issuer is not the surviving Person, all shares of each class of the Equity Interests of the successor Person formed by or resulting from such consolidation or merger, to the extent that such successor Person is a direct Subsidiary of an Obligor.

“Trademark License” means any agreement, whether written or oral, providing for the grant by or to an Obligor of any right to use any Trademark.

“Trademarks” means (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any political subdivision thereof, or otherwise, and (ii) all renewals thereof.

“Work” means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.

2.          Grant of Security Interest in the Collateral.  To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Obligor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”):  (a) all Accounts; (b) all Chattel Paper; (c) those certain Commercial Tort Claims identified on Schedule 2(c); (d) all Copyrights; (e) all Copyright Licenses; (f) all Deposit Accounts; (g) all Documents; (h) all Equipment; (i) all Fixtures; (j) all General Intangibles; (k) all Goods; (l) all Instruments; (m) all Inventory; (n) all Investment Property; (o) all Letter-of-Credit Rights; (p) all Money; (q) all Patents; (r) all Patent Licenses; (s) all Payment Intangibles; (t) all Pledged Equity; (u) all Software; (v) all Supporting Obligations; (w) all Trademarks; (x) all Trademark Licenses; and (y) all Accessions and all Proceeds of any and all of the foregoing.

Notwithstanding anything to the contrary contained herein, the security interests granted under this Agreement shall not extend to, and the defined term “Collateral” shall not include, any Excluded Property.

The Obligors and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising, and (ii) is not and shall not be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses.

3.          Representations and Warranties.  Each Obligor hereby represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that:

(a)         Ownership.  Such Obligor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same.  There exists no Adverse Claim with respect to the Pledged Equity of such Obligor.

(b)         Security Interest/Priority.  This Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral of such Obligor and, when properly perfected by filing of a UCC financing statement, shall constitute a valid, perfected, first priority (subject to Permitted Liens) security interest in such Collateral (including all uncertificated Pledged Equity consisting of partnership or limited liability company interests that do not constitute Securities), to the extent such security interest can be perfected by filing a financing statement under the UCC, free and clear of all Liens other than Permitted Liens.  The taking of possession by the Administrative Agent of the certificated securities (if any) evidencing the Pledged Equity (delivered in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank), and any Instrument, Document, Tangible Chattel Paper or Money constituting Collateral of such Obligor will perfect and establish the first priority (subject to Permitted Liens) of the Administrative Agent’s security interest in all the Pledged Equity evidenced by such certificated securities and such Instruments,

Documents, Tangible Chattel Paper and Money, subject to, in the case of any pledge of (i) the Pledged Equity of such Obligor in any Foreign Subsidiary or (ii) intercompany Indebtedness owed by any Foreign Subsidiary to such Obligor, the effect of foreign Laws, rules, and regulations as they relate to the enforcement of any such pledge.  With respect to any Collateral of such Obligor consisting of a Deposit Account, Securities Entitlement or held in a Securities Account, upon execution and delivery by such Obligor, the applicable depository bank or Securities Intermediary and the Administrative Agent of an agreement granting control (within the meaning of the UCC) to the Administrative Agent over such Collateral, the Administrative Agent shall have a valid and perfected, first priority (subject to Permitted Liens) security interest in such Collateral.

(c)         Types of Collateral.  None of the Collateral of such Obligor consists of, or is the Accessions or the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes, or standing timber.

(d)         Accounts.  (i) Each Account of such Obligor that constitutes Collateral and the papers and documents relating thereto are genuine and in all material respects accurate and what they purport to be, (ii) each such Account arises out of (A) a bona fide sale of goods sold and delivered by such Obligor (or is in the process of being delivered), or (B) services theretofore actually rendered by such Obligor to, the account debtor named therein, (iii) no such Account is evidenced by any Instrument or Chattel Paper unless, to the extent required under Section 4(a), such Instrument or Chattel Paper has been endorsed over and delivered to, or submitted to the control of, the Administrative Agent, (iv) no surety bond was required or given in connection with any such Account or the contracts or purchase orders out of which they arose, and (v) the right to receive payment under each such Account is assignable.

(e)         Equipment and Inventory.  With respect to any Equipment and/or Inventory of such Obligor with a value in excess of $5,000,000, such Obligor has exclusive possession and control of such Equipment and such Inventory except for (i) Equipment leased by such Obligor as a lessee, or (ii) Equipment or Inventory in transit with common carriers.  No Inventory of such Obligor with a value in excess of $1,000,000 is held by a Person other than an Obligor pursuant to consignment, sale or return, sale on approval or similar arrangement.

(f)          Authorization of Pledged Equity.  All Pledged Equity being pledged by such Obligor is duly authorized and validly issued, is fully paid and, to the extent applicable, non-assessable and is not subject to the preemptive rights of any Person.

(g)         No Other Equity Interests, Instruments, etc.  As of the Closing Date, (i) such Obligor does not own any certificated Equity Interests in any Subsidiary that are required to be pledged and delivered to the Administrative Agent hereunder except as set forth on Schedule 1(b), and (ii) such Obligor does not hold any Instruments, Documents or Tangible Chattel Paper required to be pledged and delivered to the Administrative Agent pursuant to Section 4(a)(i) other than as set forth on Schedule 3(g).  All such certificated securities, Instruments, Documents and Tangible Chattel Paper have been delivered to the Administrative Agent.

(h)         Partnership and Limited Liability Company Interests.  Except as previously disclosed to the Administrative Agent, none of the Collateral of such Obligor consisting of an interest in a partnership or a limited liability company (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account, or (v) constitutes a Security or a Financial Asset.

(i)          Contracts; Agreements; Licenses.  Such Obligor has no material contracts, agreements or licenses which are non-assignable by their terms, or as a matter of law, or which prevent the granting of a security interest therein pursuant to terms which are not rendered ineffective pursuant to the UCC.

(j)          Mergers, Etc.  Other than (i) the Closing Date Acquisition and (ii) as set forth on Schedule 3(j), such Obligor has not been party to a merger, consolidation or other change in structure or used any tradename in the five (5) years preceding the date of this Agreement.

(k)         Consents, etc.  There are no restrictions in any Organization Document of such Obligor governing any Pledged Equity or any other document related thereto which would limit or restrict (i) the grant of a Lien pursuant to this Agreement on such Pledged Equity, (ii) the perfection of such Lien, or (iii) the exercise of remedies in respect of such perfected Lien in the Pledged Equity as contemplated by this Agreement.  Except for (A) the filing or recording of UCC financing statements, (B) the filing of appropriate notices with the United States Patent and Trademark Office and the United States Copyright Office, (C) obtaining control to perfect the Liens created by this Agreement (to the extent required under Section 4(a)), (D) such actions as may be required by Laws affecting the offering and sale of securities, (E) such actions as may be required by applicable foreign Laws affecting the pledge of the Pledged Equity of Foreign Subsidiaries, and (F) consents, authorizations, filings or other actions which have been obtained or made, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including any stockholder, member or creditor of such Obligor), is required for (1) the grant by such Obligor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by such Obligor, (2) the perfection of such security interest (to the extent such security interest can be perfected by filing under the UCC, the granting of control (to the extent required under Section 4(a)) or by filing an appropriate notice with the United States Patent and Trademark Office or the United States Copyright Office), or (3) the exercise by the Administrative Agent or the Secured Parties of the rights and remedies provided for in this Agreement.

(l)          Commercial Tort Claims.  As of the Closing Date, such Obligor does not have any Commercial Tort Claims seeking damages in excess of $500,000 other than those listed on Schedule 2(c).

(m)        Copyrights, Patents and Trademarks.

(i)          To the best of such Obligor’s knowledge, each Copyright, Patent and Trademark of such Obligor that is material to the business of such Obligor and which constitutes Collateral is valid, subsisting, unexpired, enforceable and has not been abandoned.

(ii)         To the best of such Obligor’s knowledge, no holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of any Copyright, Patent or Trademark of such Obligor that is material to the business of such Obligor, and which constitutes Collateral, in any material respect.

(iii)       To the best of such Obligor’s knowledge, no action or proceeding is pending (A) seeking to limit, cancel or question the validity of any Copyright, Patent or Trademark of such Obligor that is material to the business of such Obligor and which constitutes Collateral, in any material respect or (B) that could reasonably be expected to have a material adverse effect on the value of any Copyright, Patent or Trademark of such Obligor that is material to the business of such Obligor and which constitutes Collateral.

(iv)        To the best of such Obligor’s knowledge, all applications pertaining to the Copyrights, Patents and Trademarks of such Obligor that are material to the business of such Obligor and which constitute Collateral have been duly and properly filed, and all registrations or letters pertaining to such Copyrights, Patents and Trademarks have been duly and properly filed and issued.

(v)         Such Obligor has not made any assignment or agreement in conflict with the security interest in the Copyrights, Patents or Trademarks of such Obligor constituting Collateral hereunder.

4.          Covenants.  Each Obligor covenants that on and after the Closing Date and until the Facility Termination Date, such Obligor shall:

(a)         Instruments/Chattel Paper/Pledged Equity/Control.

(i)          (A) If any amount in excess of $1,000,000 payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral with a value in excess of $1,000,000 shall be stored or shipped subject to a Document, in either case, ensure that such Instrument, Tangible Chattel Paper or Document is either in the possession of such Obligor at all times or, if requested by the Administrative Agent to perfect its security interest in such Collateral, is delivered to the Administrative Agent duly endorsed in a manner reasonably satisfactory to the Administrative Agent, and (B) ensure that any Collateral consisting of Tangible Chattel Paper is marked with a legend reasonably acceptable to the Administrative Agent indicating the Administrative Agent’s security interest in such Tangible Chattel Paper.

(ii)         Deliver to the Administrative Agent, promptly upon the receipt thereof, all certificates and instruments constituting Pledged Equity (other than certificates constituting Pledged Equity issued by the Turkish Subsidiary for so long as such certificates are needed in connection with any transfer thereof permitted by the Credit Agreement), and, prior to such delivery, hold, all such certificates constituting Pledged Equity in trust for the benefit of the Administrative Agent pursuant hereto (it being understood that all such certificates representing Pledged Equity shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a)(ii)).

(iii)       Execute and deliver all agreements, assignments, instruments or other documents as reasonably requested by the Administrative Agent for the purpose of obtaining and maintaining control with respect to any Collateral consisting of (A) Deposit Accounts, (B) Securities Accounts, (C) Investment Property, (D) Letter-of-Credit Rights, and (E) Electronic Chattel Paper.

(b)         Filing of Financing Statements, Notices, etc.  Execute and deliver to the Administrative Agent such agreements, assignments or instruments (including affidavits, notices,

reaffirmations and amendments and restatements of existing documents, as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate (i) to assure the Administrative Agent of the creation, perfection and priority of the security interests created hereunder, including (A) such instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights in the form of Exhibit 4(b)(i)(B), (C) with regard to Patents, a Notice of Grant of Security Interest in Patents in the form of Exhibit 4(b)(i)(C), and (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks in the form of Exhibit 4(b)(i)(D), (ii) to consummate the transactions contemplated hereby, and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder; provided, that, such Obligor shall not be required to (x) enter into any Collateral Document governed by the laws of any jurisdiction other than the United States, any state thereof or the District of Columbia, or (y) take any steps to perfect a security interest created over any Collateral located outside of the United States, and, in furtherance of the foregoing, such Obligor hereby (1) irrevocably makes, constitutes and appoints the Administrative Agent, its nominee or any other person whom the Administrative Agent may designate, as such Obligor’s attorney in fact with full power and for the limited purpose to sign in the name of such Obligor any financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Administrative Agent’s reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until the Facility Termination Date, and (2) agrees that, to the extent effective under applicable Law, a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to such Obligor wherever the Administrative Agent may in its sole discretion desire to file the same.

(c)         Collateral Held by Warehouseman, Bailee, etc.  If any Collateral of such Obligor with a book value in excess of $1,000,000 is at any time in the possession or control of a warehouseman, bailee or any agent or processor and the Administrative Agent so requests, (i) notify such Person in writing of the Administrative Agent’s security interest therein, (ii) instruct such Person to hold all such Collateral for the Administrative Agent’s account and subject to the Administrative Agent’s instructions, and (iii) use commercially reasonable efforts to obtain a written acknowledgment from such Person that it is holding such Collateral for the benefit of the Administrative Agent.

(d)         Treatment of Accounts.  Not grant or extend the time for payment of any Account of such Obligor, or compromise or settle any Account of such Obligor for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of such Obligor’s business.

(e)         Commercial Tort Claims.  (i) Promptly forward to the Administrative Agent an updated Schedule 2(c) listing any and all Commercial Tort Claims initiated by or in favor of such Obligor seeking damages in excess of $1,000,000, and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be required by the Administrative Agent, or required by Law to create, preserve, perfect and maintain the Administrative Agent’s security interest in any Commercial Tort Claims initiated by or in favor of such Obligor seeking damages in excess of $1,000,000.

(f)          Books and Records.  Upon the written request of the Administrative Agent, mark its books and records (and shall cause the issuer of the Pledged Equity of such Obligor to mark its books and records) to reflect the security interest granted pursuant to this Agreement.

(g)         Nature of Collateral.  At all times maintain the Collateral of such Obligor as personal property and not affix any such Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture to real property, unless the Administrative Agent shall have a perfected Lien on such Fixture or real property.

(h)         Issuance or Acquisition of Equity Interests in Partnerships or Limited Liability Companies.  Not, without executing and delivering, or causing to be executed and delivered, to the Administrative Agent such agreements, documents and instruments as the Administrative Agent may reasonably require, issue or acquire any Pledged Equity consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account, or (v) constitutes a Security or a Financial Asset.

(i)          Intellectual Property.

(i)          (A) Not do any act or knowingly omit to do any act whereby any material Copyright of such Obligor may become invalidated or injected into the public domain, (B) notify the Administrative Agent promptly if it knows that any material Copyright of such Obligor may become injected into the public domain or of any materially adverse determination or development (including the institution of, or any such determination or development in, any court or tribunal in the United States) regarding such Obligor’s ownership of any such Copyright or its validity, (C) take all reasonable and necessary steps as it shall reasonably deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) of each material Copyright owned by such Obligor and to maintain each registration of each material Copyright owned by such Obligor including filing of for renewal where necessary, and (D) promptly notify the Administrative Agent of any material infringement of any material Copyright of such Obligor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such material Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

(ii)         Not make any assignment or agreement in conflict with the security interest in the Copyrights of such Obligor hereunder (except as permitted by the Credit Agreement).

(iii)       (A) Continue to use each material Trademark of such Obligor on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, if applicable, (D) not adopt or use any mark in the United States that is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (E) not

(and not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any such material Trademark shall become invalidated.

(iv)        Not do any act, or omit to do any act, whereby any material Patent of such Obligor may become abandoned or dedicated to the public.

(v)         Notify the Administrative Agent promptly if it knows that any application or registration relating to any material Patent or Trademark of such Obligor could reasonably be expected to become abandoned or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office) regarding such Obligor’s ownership of any material Patent or Trademark or its right to register the same or to keep and maintain the same.

(vi)        Take all reasonable and necessary steps, including in any proceeding before the United States Patent and Trademark Office, or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Patent and Trademark, in each case, of such Obligor, including filing of applications for renewal, affidavits of use and affidavits of incontestability.

(vii)       Promptly notify the Administrative Agent after it learns that any material Patent or Trademark included in the Collateral of such Obligor is infringed, misappropriated or diluted by a third party in any material respect and (A) promptly sue for infringement, misappropriation or dilution, seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or (B) take such other actions, if any, as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

(viii)     Not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of such Obligor hereunder (except as permitted by the Credit Agreement).

Notwithstanding the foregoing, such Obligor may, in its reasonable business judgment, fail to maintain, pursue, preserve or protect any Copyright, Patent or Trademark which is not material to its business.

5.          Authorization to File Financing Statements.  Each Obligor hereby authorizes the Administrative Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time deem reasonably necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC (including authorization to describe the Collateral as “all personal property”, “all assets” or words of similar meaning).

6.          Advances.  (i) Upon the occurrence of an Event of Default and during the continuation thereof or (ii) on failure of any Obligor to perform any of the covenants and agreements contained herein or in any other Loan Document and upon prior written notice to the Obligors if, with respect to this clause (ii), the Administrative Agent reasonably determines that the taking of a particular action is required prior to the expiration of any applicable cure period(s) in order to prevent an impairment of its rights in and to any Collateral, then, in either case, the Administrative Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures that the Administrative Agent may make for the protection of the security hereof or that may be compelled to make by operation of law.  All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate.  No such performance of any covenant or agreement by the Administrative Agent on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any Default or Event of Default.  The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged, without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

7.          Remedies.

(a)         General Remedies.  Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have, in addition to the rights and remedies provided herein, in the Loan Documents, in any other documents relating to the Secured Obligations, or by law (including levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral) and, further, the Administrative Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Administrative Agent at the expense of the Obligors any Collateral at any place and time designated by the Administrative Agent that is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale (which in the case of a private sale of Pledged Equity, shall be to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof), at any exchange or broker’s board or elsewhere, by one or more contracts, in one or more parcels, for Money, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements).  Each Obligor acknowledges that any private sale referenced above may be at prices and on terms less favorable to the seller than the prices and other terms that might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and, in the case of a sale of Pledged Equity, that the Administrative Agent shall have no obligation to delay sale of any such Pledged Equity for the period of time necessary to permit the issuer of such securities to register such Pledged Equity for public sale under the Securities Act.  Neither the Administrative Agent’s compliance with applicable law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale.  In addition to all other sums due the Administrative Agent and the Secured Parties with respect to the Secured

Obligations, the Obligors shall pay the Administrative Agent and each of the Secured Parties all documented out-of-pocket costs and expenses incurred by the Administrative Agent or any such Secured Party, in enforcing its remedies hereunder including attorneys’ fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Administrative Agent or the Secured Parties or the Obligors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including any of the foregoing arising in, arising under or related to a case under the Debtor Relief Laws.  To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 11.02 of the Credit Agreement at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice.  The Administrative Agent may adjourn any public or private sale from time to time by announcement at the times and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Obligor further acknowledges and agrees that any offer to sell any Pledged Equity which has been (A) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act), or (B) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and the Administrative Agent may, in such event, bid for the purchase of such Pledged Equity.  The Administrative Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given.  To the extent permitted by law, any Secured Party may be a purchaser at any such sale.  To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale.  Subject to the provisions of applicable law, the Administrative Agent may adjourn or postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was adjourned or postponed, or the Administrative Agent may further adjourn or postpone such sale by announcement made at such time and place.

(b)         Remedies relating to Accounts.  Upon the occurrence and during the continuance of an Event of Default, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, (i) each Obligor will promptly upon request of the Administrative Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Administrative Agent, and (ii) the Administrative Agent shall have the right to enforce any Obligor’s rights against its customers and account debtors, and the Administrative Agent or its designee may notify (or require any Obligor to notify) any Obligor’s customers and account debtors that the Accounts of such Obligor have been assigned to the Administrative Agent or of the Administrative Agent’s security interest therein, and may (either in its own name or in the name of an Obligor or both) demand, collect (including by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Administrative Agent’s discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Secured Parties in the Accounts.  Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Administrative Agent in accordance with the provisions hereof shall be solely for the Administrative Agent’s own convenience and that such Obligor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein.  The

Administrative Agent and the Secured Parties shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance.  Furthermore, upon the occurrence and during the continuance of an Event of Default, (A) the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications, (B) upon the Administrative Agent’s request and at the expense of the Obligors, the Obligors shall cause independent public accountants or others reasonably satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts, and (C) the Administrative Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Accounts.

(c)         Deposit Accounts.  Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may prevent withdrawals or other dispositions of funds in Deposit Accounts maintained with the Administrative Agent.

(d)         Access.  In addition to the rights and remedies hereunder, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise.  In addition, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

(e)         Nonexclusive Nature of Remedies.  Failure by the Administrative Agent or the Secured Parties to exercise any right, remedy or option under this Agreement, any other Loan Document, any other document relating to the Secured Obligations, or as provided by law, or any delay by the Administrative Agent or the Secured Parties in exercising the same, shall not operate as a waiver of any such right, remedy or option.  No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the Secured Parties shall only be granted as provided herein.  To the extent permitted by law, neither the Administrative Agent, the Secured Parties, nor any party acting as attorney for the Administrative Agent or the Secured Parties, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder, as determined by a court of competent jurisdiction by final and non-appealable judgment.  The rights and remedies of the Administrative Agent and the Secured Parties under this Agreement shall be cumulative and not exclusive of any other right or remedy that the Administrative Agent or the Secured Parties may have.

(f)          Retention of Collateral.  In addition to the rights and remedies hereunder, the Administrative Agent may, in compliance with Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Collateral in satisfaction of the Secured Obligations.  Unless and until the Administrative Agent shall have provided such notices, however, the Administrative

Agent shall not be deemed to have accepted or retained any Collateral in satisfaction of any Secured Obligations for any reason.

(g)         Deficiency.  In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Secured Parties are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the fees, charges and disbursements of counsel.  Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

8.          Rights of the Administrative Agent.

(a)         Power of Attorney.  In addition to other powers of attorney contained herein, each Obligor hereby designates and appoints the Administrative Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

(i)          to demand, collect, settle, compromise, adjust and give discharges and releases, all as the Administrative Agent may reasonably deem appropriate;

(ii)         to commence and prosecute any actions at any court for the purposes of collecting any of the Collateral and enforcing any other right in respect thereof;

(iii)       to defend, settle or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Administrative Agent may reasonably deem appropriate;

(iv)        to receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor on behalf of and in the name of such Obligor, or securing, or relating to such Collateral;

(v)         to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;

(vi)        to adjust and settle claims under any insurance policy relating thereto;

(vii)       to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may deem necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein;

(viii)     to institute any foreclosure proceedings that the Administrative Agent may reasonably deem appropriate;

(ix)        to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral;

(x)         to exchange any of the Pledged Equity or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Equity with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Administrative Agent may reasonably deem appropriate;

(xi)        to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Equity into the name of the Administrative Agent or one or more of the Secured Parties or into the name of any transferee to whom the Pledged Equity or any part thereof may be sold pursuant to Section 7;

(xii)       to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

(xiii)     to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

(xiv)      to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; and

(xv)       to do and perform all such other acts and things as the Administrative Agent may reasonably deem appropriate or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable until the Facility Termination Date.  The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so.  The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment.  This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral.

(b)         Assignment by the Administrative Agent.  The Administrative Agent may from time to time assign the Secured Obligations to a successor Administrative Agent appointed in accordance with the Credit Agreement, and such successor shall be entitled to all of the rights and remedies of the Administrative Agent under this Agreement in relation thereto.

(c)         The Administrative Agent’s Duty of Care.  Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors.  The

Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.  In the event of a public or private sale of Collateral pursuant to Section 7, the Administrative Agent shall have no responsibility for (i) ascertaining or taking action with respect to any matters relating to any Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (ii) taking any steps to clean, repair or otherwise prepare the Collateral for sale.

(d)         Liability with Respect to Accounts.  Anything herein to the contrary notwithstanding, each Obligor shall remain liable under each of the Accounts, as applicable, to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account.  Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Secured Party of any payment relating to such Account pursuant hereto, nor shall the Administrative Agent or any Secured Party be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(e)         Voting and Payment Rights in Respect of the Pledged Equity.

(i)          So long as no Event of Default shall exist, each Obligor may (A) exercise any and all voting and other consensual rights pertaining to the Pledged Equity of such Obligor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement, and (B) receive and retain any and all dividends (other than stock dividends and other dividends constituting Collateral which are addressed hereinabove), principal or interest paid in respect of the Pledged Equity to the extent they are allowed under the Credit Agreement.

(ii)         Upon the occurrence of an Event of Default and during the continuance thereof, (A) all rights of an Obligor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 8(e)(i)(A) shall cease and all such rights shall thereupon become vested in the Administrative Agent which shall then have the sole right to exercise such voting and other consensual rights, (B) all rights of an Obligor to receive the dividends, principal and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 8(e)(i)(B) shall cease and all such rights shall thereupon be vested in the Administrative Agent which shall then have the sole right to receive and hold as Collateral such dividends, principal and interest payments, and (C) all dividends, principal and interest payments which are received by an Obligor contrary to the provisions of clause (e)(ii)(B) above shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Obligor, and shall be forthwith paid over to the Administrative Agent as Collateral in the exact form received, to be held by the

Administrative Agent as Collateral and as further collateral security for the Secured Obligations.

(f)          Substitution of Pledged Equity.  The Administrative Agent may release any of the Pledged Equity from this Agreement or may substitute any of the Pledged Equity for other Pledged Equity without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Agreement as to any Pledged Equity not expressly released or substituted, and this Agreement shall continue as a first priority lien on all Pledged Equity not expressly released or substituted.

9.          Application of Proceeds.  Upon the acceleration of the Obligations pursuant to Section 8.02 of the Credit Agreement, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any Secured Party in Money, will be applied in reduction of the Secured Obligations in the order set forth in Section 8.03 of the Credit Agreement.

10.        Continuing Agreement.

(a)         This Agreement shall remain in full force and effect until the Facility Termination Date, at which time this Agreement and the Liens granted hereunder shall be automatically terminated and the Administrative Agent shall, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination.

(b)         This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided, that, in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all costs and expenses (including any legal fees and disbursements) incurred by the Administrative Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

11.        Amendments, Waivers, Modifications, etc.  This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.01 of the Credit Agreement; provided, that, (a) any update or revision to Schedule 2(c) delivered by any Obligor in accordance with the terms hereof shall not constitute an amendment for purposes of this Section 11 or Section 11.01 of the Credit Agreement, and (b) any update to the schedules hereto pursuant to a Joinder Agreement (as contemplated by Section 21) shall not constitute an amendment for purposes of this Section 11 or Section 11.01 of the Credit Agreement.

12.        Successors in Interest.  This Agreement shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the Secured Parties hereunder, to the benefit of the Administrative Agent and the Secured Parties and their successors and permitted assigns.

13.        Notices.  All notices required or permitted to be given under this Agreement shall be in conformance with Section 11.02 of the Credit Agreement.

14.        Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or e-mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.  Subject to Section 11.18 of the Credit Agreement, this Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures, including facsimile and .pdf, and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.

15.        Headings.  The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

16.        Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial.  The terms of Sections 11.14 and 11.15 of the Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

17.        Severability.  If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

18.        Entirety.  This Agreement, the other Loan Documents and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.

19.        Survival.  All representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Agreement, the other Loan Documents and the other documents relating to the Secured Obligations, the delivery of the Notes and the extension of credit thereunder or in connection therewith.

20.        Other Security.  To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of an Event of Default, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Administrative Agent or the Secured Parties under this Agreement, under any of the other Loan Documents or under any other document relating to the Secured Obligations.

21.        Joinder.  At any time after the date of this Agreement, one or more additional Persons may become party hereto by executing and delivering to the Administrative Agent a Joinder Agreement.  Immediately upon such execution and delivery of such Joinder Agreement (and without any further action), each such additional Person will become a party to this Agreement as an “Obligor” and have all of the rights and obligations of an Obligor hereunder and this Agreement and the schedules hereto shall be deemed amended by such Joinder Agreement.

22.        Rights of Required Lenders.  All rights of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

23.        Consent of Issuers of Pledged Equity.  Each issuer of Pledged Equity party to this Agreement hereby acknowledges, consents and agrees to the grant of the security interests in such Pledged Equity by the applicable Obligors pursuant to this Agreement, together with all rights accompanying such security interest as provided by this Agreement and applicable law, notwithstanding any anti-assignment provisions in any operating agreement, limited partnership agreement or similar organizational or governance documents of such issuer.

[Signature Pages Follow]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

OBLIGORS:	AEROVIRONMENT, INC.,
a Delaware corporation

	By:	/s/Kevin McDonnell

	Name:	Kevin McDonnell
	Title:	Senior Vice President and Chief Executive Officer

ARCTURUS UAV, INC.,
a California corporation

	By:	/s/Kristy Benson

	Name:	Kristy Benson
	Title:	Vice President and Treasurer

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A.,
as the Administrative Agent

By:	/s/Taelitha Bonds-Harris

Name:	Taelitha Bonds-Harris
Title:	Assistant Vice President

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain information contained in this document, marked by brackets as [**], has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publically disclosed.

SCHEDULE 1(b)

PLEDGED EQUITY

Obligor	Issuer	Jurisdiction of Organization	Number of shares of each class of Equity Interests outstanding	Percentage of Equity Interest Owned	Class or nature of such Equity Interests	Certificate Number	Percent Pledged
AeroVironment, Inc.	Altoy Savunma Sanayi ve Havacilik Anonim Sirketi	Turkey	3,000 shares	85%	Voting	Various[1]	65%
AeroVironment, Inc.	Arcturus UAV, Inc.	California	110,000 shares of Common Stock	100%	Voting	TBD	100%
AeroVironment, Inc.	AeroVironment, Inc.	Afghanistan	NA	100%	Voting	Uncertificated	65%

1          [**]

SCHEDULE 2(c)

COMMERCIAL TORT CLAIMS

None.

SCHEDULE 3(g)

INSTRUMENTS; DOCUMENTS; TANGIBLE CHATTEL PAPER

None.

SCHEDULE 3(j)

MERGERS, CONSOLIDATIONS, CHANGE IN STRUCTURE OR USE OF TRADENAMES

1.    On October 1, 2018 Arcturus UAV, LLC converted from a California limited liability company to a California corporation with the name Arcturus UAV, Inc.

EXHIBIT 4(a)(ii)

[FORM OF] IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to ______________________ the following Equity Interests of _____________________, a ____________ [corporation][limited liability company]:

No. of [Shares][Units]	Certificate Number

and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such Equity Interests and to take all necessary and appropriate action to effect any such transfer.  The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

[OBLIGOR]

By:

Name:
Title:

EXHIBIT 4(b)(i)(B)

[FORM OF] NOTICE OF GRANT OF SECURITY INTEREST IN COPYRIGHTS

United States Copyright Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security and Pledge Agreement dated as of February 19, 2021 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Agreement”) by and among the Obligors from time to time party thereto (each an “Obligor” and collectively, the “Obligors”) and Bank of America, N.A., as the Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Obligor has granted to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the copyrights and copyright applications shown on Schedule 1.

[signature pages follow]

The undersigned Obligor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

Very truly yours,

[OBLIGOR]

By:

Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as the Administrative Agent

By:

Name:
Title:

EXHIBIT 4(b)(i)(C)

[FORM OF] NOTICE

OF

GRANT OF SECURITY INTEREST

IN PATENTS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security and Pledge Agreement dated as of February 19, 2021 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Agreement”) by and among the Obligors from time to time party thereto (each a “Obligor” and collectively, the “Obligors”) and Bank of America, N.A., as the Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Obligor has granted to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the patents and patent applications shown on Schedule 1.

[signature pages follow]

The undersigned Obligor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

Very truly yours,

[OBLIGOR]

By:

Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as the Administrative Agent

By:

Name:
Title:

EXHIBIT 4(b)(i)(D)

[FORM OF] NOTICE

OF

GRANT OF SECURITY INTEREST

IN TRADEMARKS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security and Pledge Agreement dated as of February 19, 2021 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Agreement”) by and among the Obligors from time to time party thereto (each a “Obligor” and collectively, the “Obligors”) and Bank of America, N.A., as the Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Obligor has granted to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the trademarks and trademark applications shown on Schedule 1.

[signature pages follow]

The undersigned Obligor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

Very truly yours,

[OBLIGOR]

By:

Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as the Administrative Agent

By:

Name:
Title: